Exhibit 10.8

WAIVER

TO

MASTER LEASE AGREEMENT

THIS WAIVER TO MASTER LEASE AGREEMENT, dated as of January 10, 2003 (this “Agreement”), between APPLIED EXTRUSION TECHNOLOGIES, INC. (the “Lessee”) and GENERAL ELECTRIC CAPITAL CORPORATION (the “Lessor”).

W I T N E S S E T H:

WHEREAS, the Lessee and the Lessor are parties to the Master Lease Agreement, dated as of March 27, 2002, as amended (the “Lease Agreement”); and

WHEREAS, certain of the Lessee’s financial statements for the period ending on or prior to September 30, 2002 that were delivered to the Lessor were inaccurate in certain material respects and, as a result, a Default (such capitalized term and all other capitalized terms not defined herein shall have the meanings provided for in Article I) has or may have occurred under Section 15(3), (6) and (7) of the Lease Agreement (collectively, the “Subject Events of Default”); and

WHEREAS, the Lessee has delivered to the Lessor its restated financial statements for the period ending September 30, 2002 (collectively, the “Restated Financial Statements”); and

WHEREAS, the Lessee has requested that, as of the Effective Date, the Subject Events of Default be waived; and

WHEREAS, the Lessee has agreed to pay Lessor a fee of $100,000.00 in consideration for such waiver;

WHEREAS, the Lessor is willing, subject to the terms and conditions hereinafter set forth, to grant such waiver;

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1. Certain Definitions. The following terms (whether or not underscored) when used in this Agreement shall have the following meanings:

“Agreement” is defined in the preamble.

“Effective Date” shall have the meaning provided in Section 4.1.

“Lease Agreement” is defined in the first recital.

“Lessee” is defined in the preamble.

“Lessor” is defined in the preamble.

“Restated Financial Statements” is defined in the third recital.

“Subject Events of Default” defined in the second recital.

SECTION 1.2. Other Definitions. Unless otherwise defined or the context otherwise requires, terms used herein have the meanings provided for in the Lease Agreement.

ARTICLE II

WAIVER

Effective on (and subject to the occurrence of) the Effective Date, the Lessor waives the Subject Events of Default that occurred as a result of the delivery of the Restated Financial Statements.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

In order to induce the Lessor to make the waiver provided for in Article II, the Lessee hereby represents and warrants that (a) after giving effect to the waiver provided in Article II each of its representations and warranties contained in the Lease Agreement is true and correct in all material respects as of the date hereof as if made on the date hereof (except, if any such representation and warranty relates to an earlier date, such representation and warranty shall be true and correct in all material respects as of such earlier date) and (b) both immediately before and after giving effect to the provisions of this Agreement no Default has occurred and is continuing.

ARTICLE IV

MISCELLANEOUS

SECTION 4.1. Effective Date. This Agreement shall become effective as of January 10, 2003 (herein called the “Effective Date”) upon (i) execution and delivery by Lessor and Lessee of this Agreement, and (ii) receipt by Lessor from Lessee of a waiver fee in the amount of $100,000.00 in immediately available funds.

SECTION 4.2. Limitation of Waiver. The waiver set forth in Article II shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, amendment of, consent to or modification of any other term or provision of the Lease Agreement.

SECTION 4.3. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 4.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

SECTION 4.5. Costs and Expenses. The Lessor and Lessee will be responsible for all of their own costs and expenses incurred in connection with the execution and delivery of this Agreement.

SECTION 4.6. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE LESSOR AND THE LESSEE VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

LESSOR: GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ JAMES H. KAUFMAN
Name:	James H. Kaufman
Title:	Senior Vice President

LESSEE: APPLIED EXTRUSION TECHNOLOGIES, INC.

By:	/s/ BRIAN P. CRESCENZO
Name:	Brian P. Crescenzo
Title:	Vice President & Treasurer

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